Exhibit (a)(5)

               NOT VALID UNLESS SIGNED BY AN ELIGIBLE INSTITUTION.

                              HURCO COMPANIES, INC.
                          NOTICE OF GUARANTEED DELIVERY
                            OF SHARES OF COMMON STOCK
                                   RELATING TO
                           OFFER TO PURCHASE FOR CASH
                         ALL SHARES OF ITS COMMON STOCK
                      HELD BY HOLDERS OF 99 OR FEWER SHARES

           This form or a facsimile copy of it must be used to accept the Offer (as defined below) if:

          (a) certificates for shares of common stock (the "Shares") of Hurco Companies, Inc. are not immediately available; or

          (b) time will not permit the Letter of Transmittal or other required documents to reach the Depositary before the Expiration Date (as defined in "The Tender Offer--Expiration and Extension of the Tender Offer; Amendment" section of the Offer to Purchase, as defined below).

           This form or a facsimile of it, signed and properly completed, may be delivered by hand, mail, overnight courier, telegram or facsimile transmission to the Depositary by the Expiration Date. See "The Tender Offer--Procedure for Tendering Shares" in the Offer to Purchase.

                                              DEPOSITARY:

          By Mail:                      Overnight Courier:                       In Person By Hand Only:
  EquiServe Trust Company             EquiServe Trust Company            Securities Transfer & Reporting Services
       P.O. Box 43014                    150 Royall Street                    100 Williams, Street, Galleria
  Providence RI 02940-3014                Canton MA 02021                           New York NY 10038
Attention: Corporate Actions       Attention: Corporate Actions

                                    By Facsimile Transmission:
                                          (781) 575-2901

                                  Confirm Facsimile Transmission
                                           by Telephone:
                                          (877) 282-1168


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.




NY2:\1263297\02\R2RL02!.DOC\53459.0004

Ladies and Gentlemen:

The undersigned hereby tenders to Hurco Companies, Inc. at the price of $3.35 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 3, 2003 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), receipt of which is hereby acknowledged, Shares of common stock (the "Shares"), pursuant to the guaranteed delivery procedure set forth under "The Tender Offer--Procedure for Tendering Shares" in the Offer to Purchase.

PLEASE CALL INNISFREE M&A INCORPORATED, THE INFORMATION AGENT FOR THE OFFER, FOR ASSISTANCE IN COMPLETING THIS FORM AT (212) 750-5833 (TOLL FREE: (888) 750-5834).

Certificate Nos. (if available):________________________________________________

Name(s): _______________________________________________________________________
                                 (Please Print)

Address(es): ___________________________________________________________________


City State Zip Code:____________________________________________________________


Area Code and
Telephone Number: ______________________________________________________________


                                               SIGN HERE

                                               _________________________________





Dated: ___________, 2003

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)



           The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank, trust company, savings association or credit union having an office or correspondent in the United States (each, an "Eligible Institution"), hereby (i) represents that the undersigned has a net long position in Shares in or equivalent securities within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, at least equal to the Shares tendered, (ii) represents that such tender of Shares complies with Rule 14e-4 and (iii) guarantees that the certificates representing the Shares tendered hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Depositary at its address set forth above within three business days after the date of receipt by the Depositary of this Notice of Guaranteed Delivery.


                                     Name of Firm:______________________________

                                     Authorized Signature:______________________


                                     Address:___________________________________


                                     Name:______________________________________


                                     Title:_____________________________________


                                     Zip Code:__________________________________


                                     Area Code and
                                     Telephone Number:__________________________



Dated:__________, 2003


DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

________________________________________________________________________________
________________________________________________________________________________



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